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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GRIFFON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 2, 2007

To our stockholders:

        An annual meeting of stockholders will be held at the Garden City Hotel on Friday, February 2, 2007 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  1.
  Election of four directors for a term of three years; and

  2.
  Any other matters that properly come before the meeting.

        The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

        If you are a stockholder of record at the close of business on December 22, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about December 29, 2006.

                      By Order of the Board of Directors,

                      PATRICK L. ALESIA
                      Secretary

Dated:  December 29, 2006
              Jericho, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

GRIFFON CORPORATION
100 Jericho Quadrangle
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Friday, February 2, 2007

        Our annual meeting of stockholders will be held on Friday, February 2, 2007 at the Garden City Hotel at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about December 29, 2006.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting for the election of four directors, each for a three year term.

        We do not expect you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2006 and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on December 22, 2006. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

  •
  by attending the meeting and voting thereat; or

  •
  by completing, signing, dating and returning the enclosed proxy card.

Can I change my mind after I return my proxy?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) properly completing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company and their telephone number is (212) 936-5100.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 22, 2006 must be present at the meeting. This is referred to as a quorum. On December 22, 2006, there were 30,134,115 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of thirteen directors as set forth below.

Class I (To Serve Until the Annual Meeting of Stockholders in 2008)	Class II (To Serve Until the Annual Meeting of Stockholders in 2009)	Class III (To Serve Until the Annual Meeting of Stockholders in 2007)
Bertrand M. Bell(2)(3)	Harvey R. Blau	Henry A. Alpert(1)(2)(5)
Rear Admiral Robert G.	Ronald J. Kramer	Blaine V. Fogg(3)
Harrison (USN Ret.)(2)(5)	General Donald J. Kutyna	Rear Admiral Clarence A. Hill, Jr.
Martin S. Sussman(1)(4)(5)	(USAF Ret.)(3)	(USN Ret.)(2)(4)
Joseph J. Whalen(1)(4)	Lieutenant General James W.	William H. Waldorf(1)(3)(5)
Lester L. Wolff	Stansberry (USAF Ret.)(4)

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Ethics Committee.

(4)
Member of Nominating and Corporate Governance Committee.

(5)
Member of Succession Committee.

        Henry A. Alpert, Blaine V. Fogg, Clarence A. Hill, Jr. and William H. Waldorf, directors in Class III, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2010, or until their successors are chosen and qualified.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Mr. Henry A. Alpert (59) has been a director since 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund.

        Mr. Blaine V. Fogg (66) has been a director since May 2005. Mr. Fogg is a corporate and securities lawyer concentrating in mergers and acquisitions and other business transactions. From 1972 to 2004, Mr. Fogg was a partner at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Since 2004, Mr. Fogg is Of Counsel to the law firm.

        Rear Admiral Clarence A. Hill, Jr. (USN Ret.) (86) has been a director since 1982. Rear Admiral Hill was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1973. Since retirement, Rear Admiral Hill has been acting as an independent consultant with respect to the utilization of advanced concepts of system modeling and manpower survey techniques. For more than the past five years, Rear Admiral Hill has served in various executive positions, including as Vice President and Treasurer, and as a director of the Naval Aviation Foundation which supports Naval Aviation plans and programs. In 2005, Rear Admiral Hill became President of the Naval Aviation Foundation.

        Mr. William H. Waldorf (68) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years.

Standing Director Biographies

        Dr. Bertrand M. Bell (77) has been a director since 1976. Dr. Bell has been Professor of Medicine at Albert Einstein College of Medicine for more than the past five years and was appointed Distinguished Professor in September 1992.

        Mr. Harvey R. Blau (71) has been Chairman of the Board and Chief Executive Officer since 1983. Mr. Blau has been Chairman of the Board and Chief Executive Officer of Aeroflex Incorporated, a diversified manufacturer of electronic components and test equipment, for more than the past five years.

        Rear Admiral Robert G. Harrison (USN Ret.) (70) has been a director since February 2004. He was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1994. Since retirement, Rear Admiral Harrison has been a consultant for various defense systems companies in the areas of acquisition, support, and program management. Rear Admiral Harrison is also a director for Indra Systems, a company engaged in the manufacture and support of training and simulation systems and automatic test equipment.

        Mr. Ronald J. Kramer (48) has been a director since 1993 and Vice Chairman of the Board since November 2003. Mr. Kramer has served as President and as a director of Wynn Resorts, Ltd., a developer, owner and operator of hotel and casino resorts, since 2002. From 1999 to 2001, he was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and at its predecessor Wasserstein Perella & Co. Mr. Kramer is also a member of the Board of Directors of Monster Worldwide, Inc., a global provider of career solutions, and Republic Properties Trust, an office building REIT. Mr. Kramer is the son-in-law of Mr. Harvey R. Blau.

        General Donald J. Kutyna (USAF Ret.) (73) has been a director since August 2005. He was an officer in the United States Air Force for over thirty-five years prior to his retirement in 1992. General Kutyna had been commander in chief of the North American Aerospace Defense Command, commander in chief of the U.S. Space Command and commander of the U.S. Air Force Space Command. During his tenure in the U.S. Air Force, General Kutyna served as Chairperson of the Accident Panel of the Presidential Commission on the Space Shuttle Challenger Accident. General Kutyna was Vice President, Space Technology, of Loral Space & Communications Ltd., a leading satellite communications company, from 1993 to 1996, and again from 1999 to 2004. He also served as Vice President, Advanced Space Systems, for Lockheed Martin Corporation, a company principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services, from 1996 to 1999. From September 2004 through the present, General Kutyna has served as a part-time consultant to Loral Space & Communications Ltd. General Kutyna currently serves on the Board of Directors of the Air Force Studies Board of the National Research Council.

        Lieutenant General James W. Stansberry (USAF Ret.) (79) has been a director since 1991. He was an officer in the United States Air Force for thirty-five years prior to his retirement in 1984. Since 1984, Lieutenant General Stansberry has been President of Stansberry Associates International, Inc., an independent consulting firm specializing in strategic planning for aerospace and defense firms.

        Mr. Martin S. Sussman (69) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman & Habermann LLP for more than the past five years.

        Mr. Joseph J. Whalen (75) has been a director since 1999. He was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994. Mr. Whalen is also a director of Interpool, Inc., a company engaged in the leasing of transportation equipment.

        Mr. Lester L. Wolff (87) has been a director since 1987. He has been President of Lester Wolff Enterprises Limited, a public relations firm, since 1981. Mr. Wolff served as a member of the U.S. House of Representatives from 1964 to 1981. Mr. Wolff is Chairman of Pacific Community Institute, an educational organization. He is also President of International Trade and Development Agency, a consulting firm, Chairman of American International Learning Corporation, an educational coordinating organization, and of International Information Agency, Inc., a company involved in television production.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that each of Messrs. Alpert, Bell, Fogg, Harrison, Hill, Kutyna, Stansberry, Sussman, Waldorf, Whalen and Wolff, are independent under New York Stock Exchange Rule 303A. All of the standing committees of the Board of Directors are composed of independent directors. These committees are: the Audit Committee, the Compensation Committee, the Ethics Committee, the Nominating and Corporate Governance Committee and the Succession Committee.

        In making the independence determination with respect to Mr. James W. Stansberry and Mr. Lester L. Wolff, the Board of Directors of the Company determined that each of Messrs. Stansberry and Wolff is independent notwithstanding the Company's payment of consulting fees to each of them in the amount of $42,000 per annum because (i) the amounts thereof do not cause either of them to fail the bright line test established by Section 303A.02(b)(11) of the NYSE rules and (ii) the amount of such payments are not material.

Committee Membership, Meetings and Attendance

        During the fiscal year ended September 30, 2006, there were:

  •
  six meetings of the Board of Directors;

  •
  five meetings of the Audit Committee;

  •
  six meetings of the Compensation Committee;

  •
  one meeting of the Ethics Committee;

  •
  one meeting of the Nominating and Corporate Governance Committee; and

  •
  two meetings of the Succession Committee.

        Each director attended or participated in at least 75% of the meetings of the Board of Directors and his respective committees held during our fiscal year ended September 30, 2006.

        We encourage all of our directors to attend our annual meetings of stockholders. All of our directors attended last year's annual meeting of stockholders.

Board Committees

        We have a separately designated standing Audit Committee established in accordance with Section

3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our Audit Committee is involved in discussions with management and our independent registered public accounting firm with respect to financial reporting and our internal accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace our independent registered public accounting firm. The Audit Committee must pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee consults with management but does not delegate these responsibilities. See "Audit Committee Report." A copy of the Audit Committee charter can be found on our website at www.griffoncorp.com.

        Our Compensation Committee awards stock options and other equity-based awards to officers and employees. The Committee has overall responsibility for determining and approving the compensation of our Chief Executive Officer and reviewing and making recommendations to the Board of Directors with respect to the compensation of our other officers and key executives and executive officer compensation plans, policies and programs of the company. See "Compensation Committee Report on Executive Compensation." A copy of the Compensation Committee charter can be found on our website at www.griffoncorp.com.

        Our Ethics Committee is responsible for establishing and maintaining procedures for the receipt, investigation and reporting of information submitted by any of our employees concerning alleged violations of our Code of Business Ethics and Standards of Conduct. A copy of the Ethics Committee charter can be found on our website at www.griffoncorp.com.

        The Nominating and Corporate Governance Committee is responsible for (1) monitoring compliance with our Code of Business Ethics and Standards of Conduct; (2) reviewing suggestions of candidates for director made by directors and others; (3) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (4) recommending to the Board director nominees for each committee of the Board; (5) recommending to the Board the corporate governance principles applicable to the company; and (6) overseeing the annual evaluation of the Board and management. The Nominating and Corporate Governance Committee has nominated the directors to be elected at this meeting. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. A copy of the Nominating and Corporate Governance Committee charter can be found on our website at www.griffoncorp.com.

        The Succession Committee is responsible for developing and implementing a succession plan for our executive officers and meeting with candidates for executive officer positions.

NYSE Certification

        Our Chief Executive Officer timely submitted to the NYSE his annual certification that he is not aware of any violation by the Company of the NYSE corporate governance standards. Also, as required under the rules of the NYSE, shareholders are advised that the certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 are included as exhibits to our Annual Report on Form 10-K for fiscal 2006.

Stockholder Communications

        Mail can be addressed to Directors in care of the Office of the Secretary, Griffon Corporation, 100 Jericho Quadrangle, Jericho, New York 11753. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in.

All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors," "Independent Directors," "Non Employee Directors" or "Non Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

Directors' Compensation

        Directors who are not our employees receive an annual fee of $25,000 and a fee of $1,500 for each Board of Directors meeting attended. Audit Committee members receive $2,500 for each committee meeting attended and members of each other committee receive $1,500 for each committee meeting attended. The fees paid to our non-employee directors were established by the Board after consultation with a compensation consultant. In addition, under our Outside Director Stock Award Plan, each non-employee director receives, at the time of the Annual Meeting of Stockholders each year, shares of our common stock having a market value of $10,000. See "Stock and Compensation Plans—Outside Director Stock Award Plan."

Guidelines for Business Conduct and Governance Guidelines

        Our Board of Directors has adopted a Code of Business Ethics and Standards of Conduct which has been designated as the code of ethics for directors, officers and employees in performing their duties. The Code of Business Ethics and Standards of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Business Ethics and Standards of Conduct may be found on our website at www.griffoncorp.com.

        Our Board of Directors has also adopted Corporate Governance guidelines as required by NYSE rules to assist the Board in exercising its responsibilities to Griffon and its stockholders. The Corporate Governance Guidelines may be found on our website at www.griffoncorp.com.

Executive Sessions

        Our independent directors meet periodically at regularly scheduled executive sessions. Martin S. Sussman has been selected as the presiding director with respect to the executive sessions of the independent directors through November 2007. Our independent directors met in executive session once during fiscal 2006.

Board Self-Evaluation

        The Board is required to conduct an annual self-evaluation that is overseen by our Nominating and Corporate Governance Committee to determine whether the Board and its committees are functioning effectively. In addition, each of the Compensation, Ethics and Nominating and Corporate Governance committees is required to conduct an annual self-evaluation and all committees of the Board are required to review and reassess the adequacy of their charters. The Audit Committee is subject to an annual performance evaluation by the Board of Directors.

Directors' Nominations

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices.

        In order to be timely, the notice must be delivered:

  •
  in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

  •
  in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Griffon which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the company which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of the company entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission, for each holder of more than five percent of our common stock as of December 22, 2006.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class
Griffon Corporation Employee Stock Ownership Plan(2)	2,524,143	8.4%
Clinton Group, Inc.(3)	1,538,944	5.1%
Patrick L. Alesia(4)	165,315	*
Henry A. Alpert(5)(6)	39,264	*
Bertrand M. Bell(5)	17,549	*
Harvey R. Blau(4)(7)	2,800,201	8.7%

Eric P. Edelstein(4)	125,036	*
Blaine V. Fogg(5)	2,917	*
Rear Admiral Robert G. Harrison (Ret.)(5)	803	*
Rear Admiral Clarence A. Hill, Jr. (Ret.)(5)	20,278	*
Ronald J. Kramer(5)(8)	51,039	*
General Donald J. Kutyna (Ret.)(5)	417	*
Lieutenant Gen. James W. Stansberry (Ret.)(5)(9)	21,594	*
Martin S. Sussman(5)	15,697	*
William H. Waldorf(5)	15,566	*
Joseph J. Whalen(5)	8,757	*
Lester L. Wolff(5)	15,029	*
Directors and executive officers as a group (15 persons)(10)	3,299,462	10.2%

*
Less than 1%.

(1)
Unless otherwise indicated, ownership represents sole voting and investment power.

(2)
The address for the Griffon Corporation Employee Stock Ownership Plan ("ESOP") is c/o Wachovia Bank, National Association as Trustee, One Penn Plaza, 27th Floor, New York, NY 10019. See "Management—Stock and Compensation Plans—Employee Stock Ownership Plan."

(3)
Reflects shares of common stock beneficially owned by Clinton Group, Inc., whose address is 9 West 57th Street, 26th Floor, New York, NY 10019.

(4)
Includes for Messrs. Blau, Edelstein and Alesia, 1,768,000, 125,000 and 111,500 shares of common stock, respectively, issuable with respect to options currently exercisable and options which become exercisable within 60 days under our stock option plans. See "Management—Stock and Compensation Plans." Also includes (i) for Messrs. Blau, Edelstein and Alesia 33,006, 36 and 10,537 shares of common stock, respectively, allocated to their accounts under the ESOP as to which they can direct the vote, which shares are also reported in the ESOP holdings, above, and (ii) for Messrs. Blau and Alesia 50,000 and 15,000 shares of restricted stock, respectively, as to which they can direct the vote. See "Management—Executive Compensation—Summary Compensation Table."

(5)
Includes shares of common stock granted pursuant to our Outside Director Stock Award Plan. See "Management—Stock and Compensation Plans—Outside Director Stock Award Plan."

(6)
Includes 31,400 shares of common stock owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is a co-trustee and a beneficiary.

(7)
Includes 67,110 shares of common stock owned by Mr. Blau's wife. Mr. Blau disclaims beneficial interest of such shares of common stock.

(8)
Includes 22,880 shares of common stock owned by Mr. Ronald J. Kramer's wife and daughters and 8,800 shares of common stock owned by a limited partnership of which Mr. Kramer is a general partner, as to which Mr. Kramer disclaims beneficial ownership of such shares of common stock which are in excess of his pecuniary interest.

(9)
Includes 10,740 shares of common stock owned by the Stansberry Associates Money Purchase Plan of which Mr. Stansberry and his wife are the trustees.

(10)
Includes 2,004,500 shares of common stock issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers and directors under our stock option plans. See "Management—Stock and Compensation Plans."

MANAGEMENT

Our Officers

        Our officers are:

Name	Age	Office Held
Harvey R. Blau	71	Chairman of the Board and Chief Executive Officer
Eric P. Edelstein	57	Executive Vice President and Chief Financial Officer
Patrick L. Alesia	58	Vice President, Treasurer and Secretary

  For the biography of Mr. Blau, please see "Proposal 1 — Election of Directors".

        Mr. Eric P. Edelstein has been our Executive Vice President and Chief Financial Officer since March 2005. Mr. Edelstein was, from 1983 until August 2002, a partner at Arthur Andersen LLP. During his tenure at Arthur Andersen, Mr. Edelstein served as Managing Partner of the Northeast Region of the Business Consulting Division and Managing Partner of the National Practices of the Business Consulting Division. From August 2002 to March 2005, Mr. Edelstein acted as an independent consultant. Mr. Edelstein currently serves as a director of Valley National Bancorp., a bank holding company.

        Mr. Patrick L. Alesia has been our Treasurer since April 1979, our Vice President since May 1990 and was elected as our Secretary in February 2005. In March 2005, Mr. Alesia was also appointed our Ethics Officer.

Executive Compensation

        The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer and each of our other executive officers, who earned at least $100,000, for services rendered during the fiscal years ended September 30, 2006, 2005 and 2004:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation (2)	Restricted Stock Awards	Number of Shares Underlying Options	All Other Compensation(6)
Harvey R. Blau Chairman and Chief Executive Officer	2006 2005 2004	$921,000 878,000 866,000	$4,089,000 4,102,000 5,460,000	— — —	$1,210,000(3 — —)	— — —	$131,995 190,951 119,435
Eric P. Edelstein Executive Vice President and Chief Financial Officer(4)	2006 2005 2004	500,000 292,000 —	350,000 204,000 —	— — —	— — —	— 250,000 —	8,830 727 —
Patrick L. Alesia Vice President, Treasurer and Secretary	2006 2005 2004	380,000 370,000 345,000	260,000 220,000 165,000	— — —	$363,000(5 — —)	— 30,000 25,000	14,228 11,204 11,159

(1)
Includes for Mr. Blau a cash incentive bonus under our Senior Management Incentive Compensation Plan and for Mr. Edelstein a bonus payable pursuant to the terms of his employment agreement. See "Management — Employment Agreements" and "Management — Stock and Compensation Plans."

(2)
Other Annual Compensation excludes certain perquisites and other non-cash benefits provided by us since such amounts do not exceed the lesser of $50,000 or 10% of the total annual compensation disclosed in this table for the respective officer.

(3)
On August 3, 2006, Mr. Blau received an award of 50,000 shares of restricted stock vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected in the Summary Compensation Table is based upon the closing price of the common stock of $24.20 on August 3, 2006, the date of grant. Dividends, if any, will be paid on such restricted stock. As of September 30, 2006, the value of such shares was $1,193,500 based upon the closing price of the common stock of $23.87 on September 29, 2006, the last trading day for the fiscal year ended September 30, 2006.

(4)
Mr. Edelstein was appointed Executive Vice President and Chief Financial Officer of our company effective March 1, 2005.

(5)
On August 3, 2006, Mr. Alesia received an award of 15,000 shares of restricted stock, vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected in the Summary Compensation Table is based upon the closing price of the common stock of $24.20 on August 3, 2006, the date of grant. Dividends, if any, will be paid on such restricted stock. As of September 30, 2006, the value of such shares was $358,050 based upon the closing price of the common stock of $23.87 on September 29, 2006, the last trading day for the fiscal year ended September 30, 2006.

(6)
All Other Compensation in fiscal 2006 includes: (a) $121,882, $1,530 and $4,115 paid by us for life insurance policies on Messrs. Blau, Edelstein and Alesia, respectively; (b) our contributions under the Griffon Corporation 401(k) Retirement Plan of $9,113 paid by us for each of Messrs. Blau and Alesia and $6,300 for Mr. Edelstein; and (c) $1,000 in company contributions allocated under our Employee Stock Ownership Plan on behalf of each of Messrs. Blau, Edelstein and Alesia.

Employment Agreements

        In July 2001, we entered into an amended and restated employment agreement with Harvey R. Blau. In August 2003, the agreement was amended to extend its term until December 1, 2009. Such agreement was further amended in July 2006 in part to bring the existing agreement into compliance with new Section 409A of the Internal Revenue Code. Pursuant to the agreement, Mr. Blau receives a base salary and an annual bonus calculated in accordance with our Senior Management Incentive Compensation Plan.

        The employment agreement further provides for a five year consulting period after certain terminations of employment, during which Mr. Blau will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary, subject to cost of living increases. The employment agreement also provides for cost of living adjustments, life insurance and medical care reimbursement for the executive and his spouse. In addition, the employment agreement provides, following the disability of the executive, for lifetime medical insurance for the executive and his spouse (or a lump sum payment in lieu thereof under certain circumstances) and, following the death of the executive, for such insurance for his spouse.

        If Mr. Blau's employment is terminated by the Company without "Cause" or by the Executive for "Good Reason" (as such terms are defined in the employment agreement), then Mr. Blau shall also be entitled to receive: a lump sum payment of the bonus (determined in accordance with the employment agreement) and base salary to be paid over the then remaining term; continued medical coverage for Mr. Blau and his spouse over their respective lifetimes; and continued participation in the benefit plans of the company over the remaining term. The employment agreement further provides that in the event there is a change in the control of the company, as defined therein, Mr. Blau shall automatically be entitled to receive these payments. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due.

        In March 2005, we entered into an employment agreement with Eric P. Edelstein for a term ending March 1, 2008. The agreement provides for (i) a base salary of $500,000 per year and (ii) a bonus equal to the difference between 1% of the consolidated pretax earnings of the company and the base salary paid to Mr. Edelstein. The bonus for fiscal 2005 and for fiscal 2006 was at a minimum annual rate of $350,000. In 2005, Mr. Edelstein received a bonus of $204,000 for the portion of the year during which he was employed by the company. Mr. Edelstein is entitled to receive severance payments upon the termination of his employment under certain circumstances.

        In order to induce Mr. Edelstein to enter into the employment agreement, we granted him an option to purchase 250,000 shares of our common stock at a price of $22.94 per share, the closing price of the common stock on March 1, 2005. The option has a seven year term and became exercisable as to 50% of the shares on March 1, 2006 and becomes exercisable as to 100% of the shares on March 1, 2007.

        In July 2006, we entered into a severance agreement with Patrick L. Alesia. The severance agreement provides that if within 24 months of a change in control of the company (as defined therein), Mr. Alesia's employment with the company is terminated by the company without "Cause" or by Mr. Alesia for "Good Reason" (as such terms are defined in the severance agreement), then Mr. Alesia will be entitled to, among other things, a lump sum payment of 2.5 times the sum of his base salary plus the average of the bonuses received by Mr. Alesia in the prior three fiscal years and continued medical coverage for two years post-termination. Notwithstanding the foregoing, in the event a portion of this severance is subject to an excise tax under Section 4999 of the Internal Revenue Code, the severance shall be reduced such that no portion of the severance would be subject to the excise tax.

Stock and Compensation Plans

    Stock Option and Equity Incentive Plans

        We maintain various stock option plans, and the 2006 Equity Incentive Plan (the "Incentive Plan"), as set forth below. Each of the plans was approved by our stockholders, other than the 1998 Employee and Director Stock Option Plan. The purchase price of the shares of common stock subject to each option granted is not less than 100% of the fair market value at the date of grant. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or its Compensation Committee. Pursuant to the Incentive Plan, in addition to stock options, performance shares, performance units, stock appreciation rights, restricted shares and deferred shares may also be awarded. The participants in these plans are officers and employees of our company and its subsidiaries or affiliates, except that our 1998 Employee and Director Stock Option Plan and Incentive Plan may also include directors and consultants.

Name of Plan	Shares Issuable under Exercisable Options as of November 30, 2006	Weighted Average of Exercise Prices of Outstanding Options	Shares Issuable under Options Available for Grant at November 30, 2006
2001 Stock Option Plan	739,330	$15.04	23,209
1998 Employee and Director Stock Option Plan	595,801	$15.64	11,663
1998 Stock Option Plan	715,000	$10.11	—
1997 Stock Option Plan	502,700	$14.05	—
1992 Non-Qualified Stock Option Plan (expired November 2002)	35,200	$6.93	—

*
Excludes amounts in connection with the Griffon Corporation 2006 Equity Incentive Plan ("Incentive Plan") approved by shareholders in February 2006. The Incentive Plan authorizes the grant of performance shares, performance units, stock options, stock appreciation rights, restricted shares and deferred shares. The maximum number of shares of common stock available for award under the Incentive Plan is 1,700,000 and the number of shares available is reduced by a factor of two to one for awards other than stock options. As of November 30, 2006, options to purchase 35,000 shares (with a weighted average exercise price of $23.76) and 309,326 shares of restricted stock have been awarded under the Incentive Plan. If the remaining shares available under the Incentive Plan were awarded through stock options, approximately 1,046,348 shares would be issued or if the remaining shares were awarded as restricted stock approximately 523,174 shares would be issued.

    Compensation Plans

        2006 Performance Bonus Plan.    Our 2006 Performance Bonus Plan was adopted by the Board of Directors in December 2005 and approved by the stockholders in February 2006. Section 162(m) of the Internal Revenue Code disallows a deduction for any compensation paid to a "Covered Employee" in excess of $1 million per year, subject to certain exceptions. In general, "Covered Employees" include our chief executive officer and our four most highly compensated executive officers. Among other exceptions, the deduction limit does not apply to compensation that meets the specified requirements for "performance-based compensation." The Performance Bonus Plan will permit incentive compensation bonus awards to be structured to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code.

        All of our employees are eligible to participate in the Performance Bonus Plan. Bonuses may be payable to a participant as a result of the satisfaction of performance goals in respect of any performance period determined by the Compensation Committee. The maximum amount of the incentive compensation bonuses payable to any participant under the Performance Bonus Plan in, or in respect of, any single fiscal year shall not exceed $5 million. All incentive compensation bonuses paid pursuant to the Performance Bonus Plan will be paid in cash. To date, no bonuses have been awarded under the Performance Bonus Plan.

        Senior Management Incentive Compensation Plan.    Our Senior Management Incentive Compensation Plan (the "Senior Management Plan"), which was adopted by the Board of Directors in November 1997 and approved by the stockholders in February 1998, provides for an annual bonus to Mr. Blau based upon company performance. Under the Senior Management Plan, Mr. Blau is entitled to receive a bonus based upon our consolidated pretax earnings, as defined, for each fiscal year. Mr. Blau's annual bonus equals 4% of the first $5,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000.

        Upon a Change in Control of the company (as defined in the Senior Management Plan), a bonus will be paid to Mr. Blau with respect to the portion of our then current fiscal year before the Change in Control, based upon performance for that portion of the year.

        Outside Director Stock Award Plan.    We have an Outside Director Stock Award Plan (the "Outside Director Plan"), which was approved by stockholders in 1994, under which 330,000 shares of common stock may be issued to non-employee directors. Annually, at the time of each annual meeting of stockholders, each eligible director is awarded shares of our common stock having a value of $10,000, which shares vest in equal installments over a three-year period. During fiscal 2006, 5,004 shares of common stock were issued under the Outside Director Plan. As of November 30, 2006, an aggregate of 208,284 shares of common stock remained available for future grants under the Outside Director Plan.

        Employee Stock Ownership Plan.    In May 1983, we adopted an Employee Stock Ownership Plan, as amended ("ESOP"). Our employees and employees of our subsidiaries are eligible to participate in the Plan, provided they are not members of a collective bargaining unit. The ESOP has a Trustee, Wachovia Bank, National Association (the "Trustee"), who votes the securities held by the ESOP (other than securities of the company which have been allocated to employees' accounts).

        The annual contributions to the ESOP are to be in such amounts as the Board of Directors in its sole discretion shall determine. Historically, the Board of Directors has authorized contributions in an amount sufficient to satisfy the ESOP's obligations with respect to the loan agreement described below. Each employee who participates in the ESOP has a separate account and the annual contribution by us to an employee's account is not permitted to exceed the lesser of $40,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued thereunder) or 100% of such employee's annual compensation, as defined under the ESOP. No contributions are required of, nor are any accepted from, any employee.

        Contributions to the ESOP are invested primarily in the company's securities. The Trustee has the right to purchase the company's securities on behalf of employees. The Trustee is considered the stockholder for the purpose of exercising all owners' and stockholders' rights with respect to the company's securities held in the ESOP, except for voting rights, which inure to the benefit of each participant who can vote all shares of common stock held in his account, even if said shares are not vested. As of November 30, 2006, there were 2,524,143 shares of common stock in the ESOP, of which 2,339,537 were allocated to employees and 184,606 were unallocated.

        The Trustee is empowered to borrow funds for the purpose of purchasing the company's securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for allocation as principal and interest are repaid. The ESOP has entered into a loan agreement, the proceeds of which were used to purchase our common stock. The loan is guaranteed by us and is being repaid in quarterly installments through 2011. As of November 30, 2006, the ESOP had outstanding borrowings of $2,083,000.

  Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth stock options exercised during fiscal 2006 and all unexercised stock options of the executive officers named in the "Summary Compensation Table" as of September 30, 2006:

			Number of Shares Underlying Outstanding Options at Fiscal Year-End		Value of Outstanding In-The-Money Options at Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harvey R. Blau	660,000	9,024,000	1,768,000	—	22,537,000	—
Eric. P. Edelstein	—	—	125,000	125,000	116,000	116,000
Patrick L. Alesia	—	—	112,000	10,000	798,000	—

(1)
Value realized is calculated by subtracting the exercise price from the fair market value of the stock on the exercise date.

(2)
Value is calculated by subtracting the exercise price from the fair market value of the stock as of September 30, 2006 of $23.87 per share.

Supplemental Executive Retirement Plan

        Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan ("SERP") for certain of our officers. In July 2006 the SERP was amended in part to bring the provisions of the SERP into compliance with Section 409A of the Internal Revenue Code.

        The normal retirement age under the SERP is 72. No benefit is payable unless a participant is vested at the time of termination of employment. A participant's right to receive a benefit vests after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

        The SERP provides an annual benefit upon termination equal to the sum of .25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). "Average" means the average of the three highest paid years out of the last ten prior to retirement. The benefit is reduced by any Social Security benefit attributable to the employment of the participant. Benefits are adjusted for early retirement and retirement after the normal retirement age. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary.

        The table below shows the projected annual benefits payable at age 72 under the SERP before the reduction for Social Security benefits. A participant's SERP benefit would be the total of the applicable amounts from each table, minus the Social Security benefit attributable to the participant's employment. The number of years of service of the participants as of November 30, 2006 are: Mr. Blau, 34 and Mr. Alesia, 33.

Base Salary		Bonus/Incentive Compensation
Assumed Average Annual Base Salary(1)	30 Years of Service With the Company	Assumed Average Bonus/Incentive Compensation(2)	30 Years of Service With the Company
$300,000	$22,500	$200,000	$90,000
400,000	30,000	250,000	112,500
500,000	37,500	500,000	225,000
600,000	45,000	1,000,000	450,000
700,000	52,500	2,000,000	900,000
800,000	60,000	3,000,000	1,350,000
900,000	67,500	4,000,000	1,800,000
1,000,000	75,000	5,000,000	2,250,000

(1)
Average of a participant's base salary for the highest three years out of the last ten prior to retirement.

(2)
Average of a participant's bonus/incentive compensation for the highest three years out of the last ten prior to retirement.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Henry A. Alpert, Dr. Bertrand M. Bell, Rear Admiral Clarence A. Hill, Jr. (USN Ret.) and Rear Admiral Robert G. Harrison (USN Ret.). None of these persons were our officers or employees during fiscal 2006 nor had any relationship requiring disclosure in this Proxy Statement.

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The

Compensation Committee Report, Audit Committee Report and Stock Performance Graph in this proxy statement are not incorporated by reference into any other filings with the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

        The compensation of our chief executive officer is determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements and incentive plans. The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of our other officers and key executives. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2006 is furnished by the directors who comprised the Compensation Committee during fiscal 2006.

General Compensation Philosophy

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes three key components:

  •
  competitive base salary;

  •
  cash incentive bonuses; and

  •
  equity-based compensation.

Compensation Program Elements

        Base Salary.    The Compensation Committee annually determines and approves the compensation of our Chief Executive Officer, subject to the terms of his employment agreement. The Compensation Committee also annually reviews and makes recommendations to the Board of Directors with respect to the compensation of our other executive officers and key employees, subject to the terms of any applicable employment agreements. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the equity-based plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance.

        Cash Incentive Bonuses.    Cash incentive bonuses are designed to provide a significant and variable economic opportunity to our executive officers. Our Senior Management Incentive Plan (the "Senior Management Plan") entitles our Chief Executive Officer to receive a cash bonus equal to an incremental percentage of our consolidated pretax earnings. The bonus payable under our Senior Management Plan increases as the financial performance of our company improves.

        In December 2005, the Board of Directors of our company adopted the 2006 Performance Bonus Plan (the "Performance Bonus Plan"), which was approved by our stockholders at our Annual Meeting of Stockholders held on February 3, 2006. The Bonus Performance Plan is administered by the Compensation Committee, which selects the participants and establishes the performance periods and the specific performance goals to be achieved during those periods. Bonus awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The Compensation Committee believes that the Performance Bonus Plan will enhance the ability of our company to attract and retain employees, including executive officers, by providing performance-based incentives, while at the same time obtaining the highest level of deductibility of compensation paid to employees. It is not expected that either Harvey R. Blau, our Chairman and Chief Executive Officer, or Eric P. Edelstein, our Executive Vice President and Chief Financial Officer, will participate in the Performance Bonus Plan because, as described in this Report, each of them is already covered by other cash incentive bonus arrangements. To date, no bonuses have been awarded under the Performance Bonus Plan.

        Equity-based Compensation.    Historically, equity-based compensation consisted of stock options granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. Recently, we have begun granting restricted stock awards. The Committee believes that equity-based compensation provides an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options have historically been awarded with an exercise price equal to the fair market value of common stock on the date of grant, had a maximum term of ten years and became exercisable according to the terms and conditions of vesting established at the discretion of the Compensation Committee. Among our executive officers, the number of shares of restricted stock awarded or common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of restricted stock and stock options are reviewed in determining the size of any executive's award in a particular year.

        The Board of Directors of our company adopted, in December 2005, the 2006 Equity Incentive Plan (the "Incentive Plan"), which was approved by our stockholders at our Annual Meeting of Stockholders held on February 3, 2006. The purpose of the Incentive Plan is to broaden the scope of our company's equity compensation programs by providing a variety of incentives that may be granted by the Compensation Committee, including, but not limited to, stock options, restricted stock, deferred shares and stock appreciation rights. The Compensation Committee believes that the Incentive Plan will allow our company to attract and retain executive management by providing them with appropriate equity-based incentives and rewards for superior performance.

        From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. Based on these consultations, and upon the independent analysis of its members in light of our employment agreements with certain officers, the Compensation Committee recommends to our Board of Directors the appropriate compensation package for each executive officer.

Determining Executive Officer Compensation

        For fiscal 2006, Mr. Edelstein received a base salary and bonus equal to the difference between 1% of our consolidated pretax earnings and his base salary, subject to a minimum bonus of $350,000 pursuant to the terms of his employment agreement. Mr. Patrick L. Alesia, our Vice President, Treasurer and Secretary, received a base salary, a cash bonus and a restricted stock award. The Compensation Committee determined that the base salary paid to Mr. Alesia, the bonus paid to Mr. Alesia and the restricted stock award to Mr. Alesia were appropriate given our financial performance, the substantial contributions made by him to such performance, and the compensation levels of executives at comparable companies. Future bonuses awarded to Mr. Alesia may be pursuant to the Performance Bonus Plan.

Compensation of Chief Executive Officer

        For fiscal 2006, pursuant to the terms of his employment agreement with us and the Senior Management Plan, Mr. Harvey R. Blau, our Chairman and Chief Executive Officer, received a base salary and an incentive bonus based on our consolidated pretax earnings. Mr. Blau also received an award of 50,000 shares of restricted stock, vesting in equal installments over a period of five years. No stock options were granted to Mr. Blau during fiscal 2006. See "Management—Employment Agreements" and "Management—Senior Management Incentive Compensation Plan."

                      The Compensation Committee

                      Henry A. Alpert (Chairman)
                      Dr. Bertrand M. Bell
                      Rear Admiral Clarence A. Hill, Jr. (USN Ret.)
                      Rear Admiral Robert G. Harrison (USN Ret.)

AUDIT COMMITTEE REPORT

        As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended September 30, 2006 with management.

        The Audit Committee reviewed and discussed with representatives of Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended. The Audit Committee has also received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Grant Thornton LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to Grant Thornton LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Grant Thornton LLP's independence and concluded that it is.

                      The Audit Committee

                      William H. Waldorf (Chairman)
                      Henry A. Alpert
                      Martin S. Sussman
                      Joseph J. Whalen

Audit Committee Financial Expert

        The Board has determined that Joseph J. Whalen, a member of the Audit Committee since 1999, qualifies as an "Audit Committee Financial Expert", as defined by Securities and Exchange Commission Rules, based on his education, experience and background.

AUDIT AND RELATED FEES

        Effective March 10, 2006, we dismissed PricewaterhouseCoopers LLP and appointed Grant Thornton LLP as our independent registered public accounting firm.

Audit Fees

        We were billed by Grant Thornton LLP the aggregate amount of approximately $1,480,000 in respect of fiscal 2006 and nothing in respect of fiscal 2005 for fees for professional services rendered for the audit of our annual financial statements and internal controls in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other SEC related matters.

        We were billed by PricewaterhouseCoopers LLP the aggregate amount of approximately $321,000 in respect of fiscal 2006 and $2,171,000 in respect of fiscal 2005 for fees for professional services rendered for the audit of our annual financial statements and internal controls in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other SEC related matters.

Audit-Related Fees

        We were billed by Grant Thornton LLP, the aggregate amount of $13,000 in respect of fiscal 2006 and nothing in respect of fiscal 2005 for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of our financial statements included in our Form 10-Q that are not reported under the preceding paragraph and for professional services rendered in connection with readiness assessment related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

        We were billed by PricewaterhouseCoopers LLP, the aggregate amount of $20,000 in respect of fiscal 2006 and $79,000 in respect of fiscal 2005 for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of our financial statements included in our Form 10-Q that are not reported under the preceding paragraph and for professional services rendered in connection with readiness assessment related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

        We were billed by Grant Thornton LLP the aggregate amount of approximately $31,000 in respect of fiscal 2006 and nothing in respect of fiscal 2005 for tax compliance, tax advice and tax planning, primarily related to our foreign operations.

        We were billed by PricewaterhouseCoopers LLP the aggregate amount of approximately $33,000 in respect of fiscal 2006 and $134,000 in respect of fiscal 2005 for tax compliance, tax advice and tax planning, primarily related to our foreign operations.

All Other Fees

        We were not billed by Grant Thornton LLP or PricewaterhouseCoopers LLP for any other services in fiscal 2006 and fiscal 2005 not described in the preceding paragraphs.

        Our Audit Committee has determined that the services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP as our independent registered public accounting firm.

Pre-Approval Policy

        Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Grant Thornton LLP acted as our independent registered public accounting firm for the fiscal year ended September 30, 2006.

        A representative of Grant Thornton LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

PERFORMANCE GRAPH

        The following graph sets forth the cumulative total return to our stockholders during the five year period ended September 30, 2006 as well as an overall stock market index (S & P SmallCap 600 Index) and our peer group index (Dow Jones U.S. Diversified Industrials Index).

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG GRIFFON CORPORATION, THE S & P SMALLCAP 600 INDEX
AND THE DOW JONES US DIVERSIFIED INDUSTRIALS INDEX

*$100 invested on 9/30/01 in stock or index-including reinvestment of dividends.

FINANCIAL STATEMENTS

        A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2006 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2006.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $80,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2008 Annual Meeting

        Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than August 30, 2007 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after November 5, 2007, then the notice will be considered untimely and we are not required to present such proposal at the 2008 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after November 5, 2007 at the 2008 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2008 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        We will provide without charge to any stockholder as of the record date copies of our Annual Report on Form 10-K, Corporate Governance Guidelines, Code of Business Ethics and Standards of Conduct and charters of any committee of the Board of Directors upon written request delivered to Patrick L. Alesia, Secretary, at our offices at 100 Jericho Quadrangle, Jericho, New York 11753. These materials may also be found on our website at www.griffoncorp.com.

                      By Order of the Board of Directors,

                      PATRICK L. ALESIA
                      Secretary

Dated: December 29, 2006
Jericho, New York

VOTING INSTRUCTIONS TO
WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE
UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

        I hereby direct that at the Annual Meeting of Stockholders of Griffon Corporation on February 2, 2007 and at any adjournments thereof, the voting rights pertaining to the shares of Griffon Corporation Common Stock deemed allocated to my account under the Griffon Corporation Employee Stock Ownership Plan solely for the purpose of voting at the Annual Meeting shall be exercised as checked on this card, or if not checked, shall be voted by the Trustee in the same manner and proportion as those shares for which Participants' voting instructions are timely received. If you have questions or comments concerning the procedure for completing and/or returning your voting instructions, please contact Wachovia Bank, National Association at 1-800-377-9188 between the hours of 7 a.m. and 10 p.m. Eastern Standard Time. Your telephone call or other communications will be kept confidential.

        PARTICIPANTS ARE STRONGLY ENCOURAGED TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. YOUR VOTING INSTRUCTIONS TO WACHOVIA ARE STRICTLY CONFIDENTIAL AND WILL NOT BE DISCLOSED UNLESS REQUIRED BY LAW.

        PARTICIPANTS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY ONE OR MORE PROPOSAL(S), THE SHARES WILL BE VOTED BY THE TRUSTEE IN THE SAME MANNER AND PROPORTION AS THOSE SHARES FOR WHICH PARTICIPANTS' VOTING INSTRUCTIONS ARE TIMELY RECEIVED.

(Continued and to be signed on other side)
SEE REVERSE SIDE

  The Board of Directors recommends a vote FOR the election of directors.

  1.
  Election of the following nominees:

NOMINEES: Class III
		☐	Henry A. Alpert
☐	FOR ALL NOMINEES	☐	Blaine V. Fogg
☐	WITHHOLD AUTHORITY	☐	Clarence A. Hill, Jr.
	FOR ALL NOMINEES	☐	William H. Waldorf
☐	FOR ALL EXCEPT
(See Instructions below)

(Instructions: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here:

  2.
  Upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign and date and return this voting instruction card in the attached envelope. This card must be received by 5:00 p.m. Eastern Standard Time on January 29, 2007.

SIGNATURE:
DATED:

GRIFFON CORPORATION

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
February 2, 2007

        The undersigned hereby appoints ERIC P. EDELSTEIN and PATRICK L. ALESIA, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on February 2, 2007 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

(Continued and to be signed on reverse side)
 SEE REVERSE SIDE

  The Board of Directors recommends a vote FOR the election of directors.

  1.
  Election of the following nominees:

NOMINEES: Class III
		☐	Henry A. Alpert
☐	FOR ALL NOMINEES	☐	Blaine V. Fogg
☐	WITHHOLD AUTHORITY	☐	Clarence A. Hill, Jr.
	FOR ALL NOMINEES	☐	William H. Waldorf
☐	FOR ALL EXCEPT
(See Instructions below)

(Instructions: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here:

  2.
  Upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

SIGNATURE(S):
DATED:

QuickLinks

ABOUT THE MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
STOCK OWNERSHIP
MANAGEMENT
Summary Compensation Table
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG GRIFFON CORPORATION, THE S & P SMALLCAP 600 INDEX AND THE DOW JONES US DIVERSIFIED INDUSTRIALS INDEX
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION
VOTING INSTRUCTIONS TO WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
(Continued and to be signed on other side) SEE REVERSE SIDE
GRIFFON CORPORATION
BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING February 2, 2007